     AGREEMENT dated as of February 7, 1997, between Vanguard Communications, L.P. a California limited partnership ("Vanguard"), Vanguard Communications, Inc., a California corporation (the "General Partner"), Pacific Capital Group, Inc., a California corporation ("Pacific"), VPC Corporation, a Delaware corporation ("VPC"), OpTel, Inc., a Delaware corporation ("OpTel") and Le Groupe Videotron Ltee, a Quebec corporation ("GVL").

                                 R E C I T A L S

     OpTel has issued to VPC convertible promissory notes as specified on
Schedule I hereto (the "Convertible Notes").

     The parties hereto are party to a Settlement Agreement, dated as of August 1, 1996, (the "Settlement Agreement") which, among other things, (i) modified the terms of the then outstanding Convertible Notes and (ii) set forth the terms of any future loans from VPC to OpTel.

     OpTel intends to offer units (the "Units") consisting of $225,000,000 aggregate principal amount of 13% Senior Notes Due 2005 (the "Senior Notes") and 225,000 shares of Class C Common Stock, par value $.01 per share (the "Class C Common"), subject to increase if agreed to by the Company and the initial purchasers of the Units, to Qualified Institutional Buyers in compliance with Rule 144A under the Securities Act of 1934, as amended (the "Act"), and to certain other buyers in transactions exempt from registration under the Act (the "Offering").

     In connection with the Offering, the initial purchasers of the Units are requiring VPC to (i) subordinate all outstanding Convertible Notes to the Senior Notes and (ii) agree that all future loans from VPC to OpTel will be in the form of Deeply Subordinated Shareholder Loans as such term will be defined in the indenture governing the Senior Notes.

     In consideration of the foregoing and the mutual agreements contained herein the parties agree as follows:

     1. The terms of the outstanding Convertible Notes are hereby modified as follows:

     "The principal of this Convertible Note to the extent not earlier paid shall be due and payable six months after the earlier to occur of (i) the indefeasible payment in full of the Senior Notes or due provision therefor and (ii) the final maturity of the Senior Notes. Interest shall accrue on the unpaid balance of the principal of this Convertible Note from time to time outstanding at the rate of 15% per year, until the principal amount of this Convertible Note shall be fully paid, and shall be payable simultaneously with the payment of principal hereunder. On August 31 of each year, all interest accrued on this Note shall be capitalized and added to the principal of this Note. In addition, OpTel and VPC hereby acknowledge and agree that the indebtedness evidenced by this Convertible Note is, to the extent and in the manner provided on Exhibit A, attached hereto, subordinated and subject in right of payment to the prior payment in full by OpTel of all Senior Indebtedness, as such term is defined in Exhibit A. The terms and conditions set forth in Exhibit A are hereby incorporated herein and made a part hereof as if set forth in its entirety herein. Further, for the purpose of determining the Conversion Price, the number of shares outstanding on a fully-diluted basis shall exclude shares of Common Stock sold in the initial public offering, shares of Class C Common issued in the Offering and shares of Common Stock issuable upon conversion of this Note or any convertible debt of OpTel due to VPC."

     Except as modified hereby the terms of the outstanding Convertible Notes shall remain in full force and effect.

     Concurrently herewith, a legend making reference to the foregoing modifications is being endorsed on each of the outstanding Convertible Notes and initialed on behalf of OpTel and VPC.

     2. From and after the date hereof, neither VPC nor Vanguard nor any of their respective Affiliates shall be obligated to provide any additional financing to OpTel. Nevertheless, if the Board so requests as necessary for the business of OpTel and VPC so elects, VPC may purchase from OpTel (subject to Vanguard's right to participate in such purchase) one or more convertible promissory notes substantially in the form attached hereto as Exhibit B.

     3. VPC and Vanguard hereby expressly ratify and approve the proposed Offering and waive any and all preemptive rights that they may have had pursuant to the Stockholders Agreement dated as of December 22, 1994, by and among VPC, Vanguard, the General Partner and OpTel, as amended to date (the "Stockholders Agreement"), or otherwise in respect of the Offering. In addition, each of the parties hereto acknowledges and agrees that neither the issuance of the shares of Class C Common nor the registration of the Class C Common by the Company in order to satisfy its obligations to register such shares upon demand of the holders of the Class C Common (a "Demand") shall (i) constitute an "initial public offering" or "IPO" as such term is used in the Settlement Agreement, the Stockholders Agreement, the Registration Rights Agreement, dated as of December 22, 1994, between OpTel and Vanguard (the "Registration Rights Agreement") or any other agreement between the parties hereto or (ii) cause an adjustment to the number of shares for which any outstanding option or warrant may be exercised or the exercise price thereof. The issuance of Class C Common, at any time prior to their conversion into Class A Common or any other class of common equity of the Company, shall not be considered in determining the outstanding Common Stock for the purpose of determining the number of nominees to the Board of Directors of OpTel to be designated by Vanguard or Pacific under the terms of the Stockholders Agreement.

     4. OpTel and Vanguard hereby amend the Registration Rights Agreement to provide that, in the event that OpTel files a registration statement in order to satisfy its obligations upon a Demand, the holders of shares of Class C Common shall have priority over Vanguard with respect to the inclusion of their shares in such registration. Specifically, Section 1.3(c) of the Registration Rights Agreement is amended and replaced in its entirety with the following:

     "(c) Apportionment in Incidental Registrations. Except as specifically limited in Section 1.3(b), if (i) a registration pursuant to this Section
     1.3 involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed by or through one or more underwriters under underwriting terms appropriate for such a transaction, and (ii) the managing underwriter of such underwritten offering shall inform the Company and the Partnership by letter of its belief that the number of securities requested to be included in such registration exceed the number which can be sold in (or during the time of) such offering or that the inclusion would materially adversely affect the marketing of the securities to be sold by the Company therein then (x) if such registration is not a registration effected by the Company in order to satisfy its obligations to register upon demand of the holders of the Class C Common (a "Demand"), the Company may include all securities proposed by the Company to be sold for its own account and may decrease the number of Registrable Securities, and securities of other stockholders of the Company so proposed to be sold and so requested to be included in such registration (pro rata on the basis of the number of Registrable Securities held by the Partnership and the number of shares of Common Stock held by the other stockholders having rights to include equity securities in such registration (excluding VPC and its Affiliates)) to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter and (y) if such registration is effected pursuant to a Demand, the Company may include all securities required to be registered pursuant to such Demand and all securities proposed by the Company to be sold for its own account and may decrease the number of Registrable Securities, and securities of other stockholders of the Company so proposed to be sold and so requested to be included in such registration (pro rata on the basis of the number of Registrable Securities held by the Partnership and the number of shares of Common Stock held by the other stockholders having rights to include equity securities in such registration (excluding VPC and its Affiliates)) to the extent necessary to reduce the number of securities to be included in the registration to the level recommended by the managing underwriter. Notwithstanding the foregoing, the Partnership shall have priority over the Company (but shall be subordinated to the holders of securities required to be registered pursuant to a Demand, if the registration is being effected pursuant to a Demand), with respect to the inclusion of Registrable Securities in the registration for purposes of the exercise by the underwriters of any "greenshoe" or over-allotment option with respect to the offering, to the extent, but only to the extent, that Registrable Securities were excluded from the firm portion of the offering and, in the case of an IPO, such excluded Registrable Securities were IPO Permitted Registrable Securities." [bold text indicates changes]

     5. This Agreement may not be amended or modified, nor may the rights of any party hereunder be waived, except by a written document that is executed by each party hereto.

     6. This Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be an original, but all of which together shall constitute one and the same instrument.

     7. The Exhibits and Schedules referred to herein are a part of this Agreement for all purposes.

     8. This Agreement is made under and shall be governed by and construed in accordance with the substantive laws of the State of Delaware applicable to contracts made and to be performed entirely within that State.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

VANGUARD COMMUNICATIONS, L.P.                 VPC CORPORATION
by Vanguard Communications, Inc.,
its general partner

By: /s/ Barry Porter                          By:
   -------------------------------               -------------------------------
   Name: Barry Porter                            Name:
   Title:                                        Title:

PACIFIC CAPITAL GROUP, INC.                   LE GROUPE VIDEOTRON LTEE

By: /s/ Barry Porter                          By:
   -------------------------------               -------------------------------
   Name: Barry Porter                            Name:
   Title: Managing Director                      Title

VANGUARD COMMUNICATIONS, INC.                 OPTEL, INC.

By: /s/Barry Porter                           By:
   -------------------------------               -------------------------------
   Name: Barry Porter                            Name:
   Title:                                        Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

VANGUARD COMMUNICATIONS, L.P.                 VPC CORPORATION
by Vanguard Communications, Inc.,
its general partner

By:                                           By: /s/ Suzanne Renault
   -------------------------------               -------------------------------
   Name:                                         Name: Suzanne Renault
   Title:                                        Title: Vice-President
                                                 Legal Affairs and Secretary

PACIFIC CAPITAL GROUP, INC.                   LE GROUPE VIDEOTRON LTEE

By:                                           By: /s/ Claude Chagnon
   -------------------------------               -------------------------------
   Name:                                         Name Claude Chagnon
   Title:                                        Title: President and Chief
                                                        Operating Officer

VANGUARD COMMUNICATIONS, INC.                 OPTEL, INC.

By:                                           By:
   -------------------------------               -------------------------------
   Name:                                         Name:
   Title:                                        Title:

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

VANGUARD COMMUNICATIONS, L.P.                 VPC CORPORATION
by Vanguard Communications, Inc.,
its general partner

By:                                           By:
   -------------------------------               -------------------------------
   Name                                          Name:
   Title:                                        Title:

PACIFIC CAPITAL GROUP, INC.                   BE GROUPE VIDEOTRON LTEE

By:                                           By:
   -------------------------------               -------------------------------
   Name:                                         Name:
   Title:                                        Title:

VANGUARD COMMUNICATIONS, INC.                 OPTEL, INC.

By:                                           By: /S/ Michael B. Katzenstein
   -------------------------------               -------------------------------
   Name:                                         Name: Michael B. Katzenstein
                                                 Title: Vice President &
                                                 General Counsel

                                              By: /s/ Rory Cole
                                                 -------------------------------
                                                 Name: Rory Cole
                                                 Title: COO

                                   Schedule I

                           SCHEDULE OF 15% CONVERTIBLE
                              GRID NOTES ISSUED BY
                         OPTEL, INC. TO VPC CORPORATION

==========================================================
                                             U.S. $ Amount
     Date                                     (In Millions)
==========================================================
August 30, 1995                                  $15.0
----------------------------------------------------------
October 16, 1995                                  14.0
----------------------------------------------------------
January 24, 1996                                   6.0
----------------------------------------------------------
January 30, 1996                                   5.7
----------------------------------------------------------
January 30, 1996                                   1.5
----------------------------------------------------------
March 5, 1996                                      4.5
----------------------------------------------------------
March 28, 1996                                    11.7
----------------------------------------------------------
May 7, 1996                                       22.2
----------------------------------------------------------
July 26, 1996                                     12.275
----------------------------------------------------------
August 28, 1996                                    2.025
----------------------------------------------------------
September 13, 1996                                 1.0
----------------------------------------------------------
September 20, 1996                                10.5
----------------------------------------------------------
November 19, 1996                                 25.0
==========================================================

                                                                     EXHIBIT [A]

                          SUBORDINATION PROVISIONS FOR
                         OUTSTANDING CONVERTIBLE NOTES

     1. Terms defined in the Indenture dated as of [         ], 1997 (the
"Indenture") between Optel, Inc., a company incorporated under the laws of
Delaware, as issuer (the "Company"), and [     ], as trustee (the "Trustee"),
and used herein and not otherwise defined herein have the meanings attributed to such terms in the Indenture. As used herein, the term "Relevant Obligor" means the Obligor creating, incurring, assuming or suffering to exist the Indebtedness evidenced by this agreement or instrument ("Intercompany Debt"). The term "Obligor" means any of the Company and any Restricted Subsidiary.

     2. The indebtedness represented by this Intercompany Debt shall be subordinated as follows:

     2.1 Definition of Senior Indebtedness. "Senior Indebtedness" means, at any date, all Indebtedness and other obligations under the Securities and the Indenture (including, without limitation, principal, interest, premium, fees, penalties, indemnities and "post-petition interest" in bankruptcy).

     2.2 Agreement to Subordinate. The Relevant Obligor, for itself and its successors and assigns, and the holder of this Intercompany Debt (in such capacity, the "Holder") agree that the indebtedness evidenced by this Intercompany Debt (including, without limitation, principal, interest, premium, fees, penalties, indemnities and "post-petition interest" in bankruptcy) is subordinate and junior in right of payment, to the extent and in the manner provided in this Section 2, to the indefeasible prior payment in United States Dollars in full of Senior Indebtedness or due provision therefor. The provision of this Section 2 are for the benefit of the holders from time to time of Senior Indebtedness, and the Trustee on behalf of such holders, and the Trustee and such holders are hereby made obligees hereunder to the same extent as if their names were written herein as such, and they (collectively or singly) may proceed to enforce such provisions.

     2.3 Liquidation; Dissolution; Bankruptcy; (a) Upon any distribution of assets of the Relevant Obligor to creditors or upon a liquidation or dissolution or winding-up of the Relevant Obligor or in a bankruptcy, arrangement with creditors, liquidation, reorganization, insolvency, receivership or similar case or proceeding relating to the Relevant Obligor or its property or other marshalling of property or assets of the Relevant Obligor:

          (i) the holders of Senior Indebtedness shall be entitled to receive payment in full of all Senior Indebtedness before the Holder shall be entitled to receive any payment of principal of or interest on, or any other amount owing in respect of, this Intercompany Debt;

          (ii) until payment in full of all Senior Indebtedness, any distribution of assets of any kind or character in respect of this Intercompany Debt to which the Holder would be entitled but for this
     Section 2 shall be paid by the Relevant Obligor or by any receiver, trustee in bankruptcy, liquidating trustee, assignee, agent or other Person making such payment or distribution to the holders of Senior Indebtedness, as their interests may appear; and

          (iii) in the event that, notwithstanding the foregoing, any payment or distribution of any kind or character in respect of this Intercompany Debt, whether in cash, property or securities, shall be received by the Holder from the Relevant Obligor or from any other source in respects of this Intercompany Debt or set-off against liabilities of the Holder to the Relevant Obligor before all Senior Indebtedness is paid in full, such payment or distribution shall be held in trust for the benefit of and shall, at the Holder's expense, be paid over to the holders of Senior Indebtedness, as their interests may appear, for application to the payment of all Senior Indebtedness until all Senior Indebtedness shall have been paid in full after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness in respect of such Senior Indebtedness.

     For purposes of this Section 2, "payment in full" or "paid in full", with respect to Senior Indebtedness, means the receipt on an irrevocable basis of United States Dollars in an amount equal to the unpaid principal amount of the Senior Indebtedness and premium, if any, and interest thereon to the date of such payment, together with all other amounts owing with respect to such Senior Indebtedness.

     (b) If the Holder does not file proper claims or proofs of claim in the form required in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Relevant Obligor or its property prior to 45 days before the expiration of the time to file such claims, then (i) upon the request of the Trustee, the Holder shall file such claims and proofs of claim in respect of this Intercompany Debt and execute and deliver such powers of attorney, assignments and proofs of claim as may be directed by the Trustee to enable it to enforce any and all claims upon or in respect of this Intercompany Debt and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of this Intercompany Debt, and (ii) whether or not the Trustee shall take action described in clause
(i) above, the Trustee shall nevertheless be deemed to have such powers of attorney as may be necessary to file appropriate claims and proofs of claim and otherwise exercise the powers described above.

     (c) It is hereby agreed that any provision hereof pursuant to which one party holds assets in trust for the benefit of the other party is not intended to (and shall not) constitute, create or give rise to a security interest of any kind in respect of such assets.

     (d) If for any reason a trust in favor of, or a holding of property for, the holders of Senior Indebtedness or the Trustee is invalid or unenforceable, the Holder will pay and deliver to the holders of Senior Indebtedness or the Trustee (as the case may be) for application in accordance with Section 2.3(a)(iii) above an amount equal to the payment, receipt or recovery in cash or in kind which it would otherwise have been bound to hold in trust for or as property of the holders of Senior Indebtedness or the Trustee (as the case may be).

     2.4 Senior Indebtedness. (a) The Relevant Obligor shall not pay any principal, interest or premium on, or any other amount in respect of, this Intercompany Debt, acquire this Intercompany Debt for cash or property (other than capital stock of the Relevant Obligor) or make any loans, advances or extensions of credit to the Holder with respect to this Intercompany Debt, or pay or acquire any obligation or liability upon which the Holder is the obligor, and the Holder shall not ask for, demand, accept, sue for, claim, prove for or receive howsoever any payment of any principal, interest or premium on, or any other amount in respect of, this Intercompany Debt or any such cash, property (other than capital stock of the Rele-vent Obligor), loans, advances or extensions of credit at any time when (x) a Default or an Event of Default in respect of the payment of any Senior Indebtedness, whether at maturity or at a date fixed for prepayment or by declaration of an acceleration or otherwise, has occurred and is continuing or will occur as a result of such action or (y) the maturity of any Senior Indebtedness has been accelerated.

     (b) If, notwithstanding the foregoing, any payment of any kind or character, whether in cash, property or otherwise, shall be received by the Holder from the Relevant Obligor or from any other source or set-off against liabilities of the Holder to the Relevant Obligor in respect of this Intercompany Debt before all Senior Indebtedness is paid in full, such payment shall be held in trust in accordance with Section 2.3(a)(iii).

     2.5 Subordination May Not Be Impaired. (a) No right of any holder of Senior Indebtedness to enforce the subordination of indebtedness evidenced by this Intercompany Debt shall in any way be prejudiced or impaired or in any way affected by any act or failure to act by the Relevant Obligor or by any act or omission in good faith by any such holder or the Trustee, or by any non-compliance by the Relevant Obligor with the terms, provisions or covenants herein, regardless of any knowledge thereof which any such holder or the Trustee may have or be otherwise charged with, or by any other act, omission, matter or thing which, but for this Section 2.5, would prejudice, impair, reduce, release or otherwise affect the subordination. Neither the subordination of this Intercompany Debt as herein provided nor the rights of the holders of Senior Indebtedness with respect hereto shall be affected by any extension, renewal or modification of the terms of, or the granting of any security in respect of, any Senior Indebtedness or any exercise or non-exercise of any right, power or remedy with respect thereto.

     (b) The Holder agrees that all indebtedness evidenced by this Intercompany Debt will be unsecured by any Lien upon or with respect to any property of the Relevant Obligor or any Obligor, and that the Holder will not permit to subsist any Liens upon its claim in respect of or upon the proceeds of this Intercompany Debt.

     (c) The Holder agrees not to exercise any offset or counterclaim or similar right in respect of the indebtedness evidenced by this Intercompany Debt except to the extent payment of such indebtedness is permitted and will not assign or otherwise dispose of this Intercompany Debt or the indebtedness which it evidences unless the assignee or acquirer, as the case may be, agrees to be bound by the terms of this Section 2.

     (d) The Holder waives any right it might have of first requiring any holder of Senior Indebtedness or the Trustee to proceed against or to enforce any other rights or Lien or claim for payment from any person before claiming the benefit of the subordination therein provided for.

     3. Miscellaneous. (a) This Agreement may not be amended or modified in any respect, nor may any of the terms or provisions hereof be waived, except by an instrument signed by the Relevant Obligor, the Holder and the Trustee (with the consent of holders of a majority in aggregate principal amount at maturity of Senior Indebtedness).

     (b) This Agreement shall be binding upon each of the parties hereto and their respective successors and assigns and shall inure to the benefit of the Trustee and each and every holder of Senior Indebtedness and their respective successors and assigns.

     (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

     (d) The Holder and the Relevant Obligor each hereby irrevocably agree that any suits, actions or proceedings arising out of or in connection with this Agreement may be brought in any state or federal court sitting in The City of New York and submit and attorn to the non-exclusive jurisdiction of such courts.

     (e) Any payment made by the Holder to the holders of Senior Indebtedness may be made to the Trustee under the Indenture.

                                    Exhibit B

This Note and the securities issuable on conversion hereof have not been registered under the Securities Act of 1933 and may not be transferred or sold in the absence of (i) an effective registration statement with respect thereto under such Act or (ii) an opinion of OpTel, Inc. counsel that such registration and filings are not required. The securities issuable on the conversion of this Note will be subject to the restrictions set forth in the Stockholders Agreement dated as of December 22, 1994, as amended, among VPC Corporation, Vanguard Communications, L.P. and OpTel, Inc., a copy of which is on file in the offices of OpTel, Inc., and certificates representing such securities will bear a restrictive legend to that effect.

--------------------------------------------------------------------------------

                                   OPTEL, INC.

              15% Subordinated Convertible Grid Note due_____, 2005

$[              ]                                            New York, New York
                                                              _______, 199_

     FOR VALUE RECEIVED, the undersigned, OPTEL, INC., a Delaware corporation ("OpTel"), hereby promises to pay to the order of VPC Corporation, a Delaware
corporation (the "Lender"), the principal sum of _______ DOLLARS ($     ), or so
much thereof as shall be advanced by the Lender to OpTel, in the Lender's sole discretion, and not repaid. The principal of this Note to the extent not earlier paid shall be due and payable six months after the earlier to occur of (i) the indefeasible payment in full of the % Senior Notes Due 2005 issued by OpTel (the "Senior Notes") or due provision therefor and (ii) the final maturity of the Senior Notes. Interest shall accrue on the unpaid balance of the principal of this Note from time to time outstanding at the rate of 15% per year, until the principal amount of this Note shall be fully paid, and shall be payable simultaneously with the payment of principal hereunder.

     OpTel and the Lender hereby acknowledge and agree that the indebtedness evidenced by this Note will be, to the extent and in the manner provided on the exhibit attached hereto ("Exhibit B-1"), subordinated and subject in right of payment to the prior payment in full by OpTel of all Senior Indebtedness, as this term is defined in Exhibit B-1. The terms and conditions set forth in Exhibit B-1 are hereby incorporated herein and made a part hereto as if set forth in its entirety herein.

     This Note incorporates the following additional terms:

     1. This Note evidences loans made by the Lender to OpTel, in Lender's sole discretion, from time to time, as requested by OpTel. The unpaid principal balance of this Note at any time shall be the total amount advanced by the Lender to OpTel in the Lender's sole discretion, less the total amount of principal payments made hereon by OpTel. The date and amount of each such loan and each payment on account of principal thereof may be endorsed by the Lender on the grid attached to and made a part of this Note, and when so endorsed shall represent evidence thereof binding upon OpTel in the absence of manifest error. Any failure by the Lender to so endorse any such loan shall in no way mitigate or discharge the obligation of OpTel to repay any loans actually made.

     Requests by OpTel for loans to be made and directions as to the disposition of the proceeds thereof must be given in writing to the Lender by the officers of OpTel or other persons authorized to borrow on OpTel's behalf by borrowing resolutions of OpTel's Board of Directors heretofore delivered to the Lender, as such resolutions may be amended or superseded from time to time, provided that any such amending or superseding resolutions shall have been certified by the Secretary or an Assistant Secretary of OpTel, and a copy thereof, so certified, shall have been delivered to an officer of the Lender at its office for payment. The Lender may conclusively rely on the authorities contained in said resolutions. Any such loan so made shall be conclusively presumed to have been made to or for the benefit of OpTel and OpTel shall be liable in respect thereof when made in accordance with any such request or direction. OpTel shall inform its board of directors of the amount of any borrowings under this Note at the first regularly scheduled board meeting following any such borrowing.

     2. Payments of principal of and interest on this Note shall be made in lawful money of the United States of America to the Lender c/o Kronish, Lieb, Weiner & Hellman LLP, 1114 Avenue of the Americas, New York, New York 10036, or at such other place as the Lender shall have designated to OpTel in writing. On August 31 of each year, all interest accrued on this Note shall be capitalized and added to the principal of this Note.

     3. OpTel acknowledges that the Lender holds and may hereafter acquire from OpTel one or more notes, debentures or other securities of OpTel that are or may be convertible into shares of Class B Common Stock of OpTel ("OpTel Shares"). All of such convertible securities of OpTel now outstanding or hereafter issued to the Lender are herein referred to as the "Convertible Securities".

     4. (a) The Lender by acceptance of this Note covenants and represents to OpTel that this Note and any securities issued on exercise of the conversion privilege contained herein are being acquired by the Lender without a view to distribution and that the Lender will at no time dispose of this Note or such securities except in compliance with the requirements of the Securities Act of 1933, as amended.

     (b) This Note may not be transferred or assigned except in compliance with applicable federal and state securities laws and subject to the applicable provisions of the Stockholders Agreement, dated as of December 22, 1994, as amended (the "Stockholders Agreement"), to which the Lender, Vanguard Communications, L.P. ("Vanguard") and OpTel are parties. If this Note is validly transferred, the term "Lender" shall include such transferee.

     5. This Note may not be prepaid by OpTel at any time prior to the expiration of the Conversion Period (as defined in Section 6), provided that to the extent permitted by the indenture governing the Senior Indebtedness, this Note shall be prepaid by OpTel to the extent requested by the Lender out of the net proceeds of any sale of debt or equity securities of OpTel.

     6. (a) Subject to and upon compliance with the provisions of this Section 6 and Section 7,(i) during the period commencing on the IPO Date (as defined in the Stockholders Agreement), and ending 180 days after the IPO Date (the "Post-IPO Exercise Period") or (ii) if the Post-IPO Exercise Period shall not previously have commenced and expired, during the period commencing on April 30, 1999 and ending 90 days after such date (the earlier of such periods, the "Conversion Period"), the Lender may, at its option, convert the entire principal balance of this Note together with all accrued interest thereon, into fully paid and nonassessable OpTel Shares at the Conversion Price (as hereinafter defined) in effect at the time of conversion. The right of the Lender to convert principal of and interest on this Note shall expire if not exercised prior to the expiration of the Conversion Period. The date of such conversion shall be the "Conversion Date".

     (b) Subject to certain adjustments as hereinafter provided, the Conversion Price shall be either (i) the per share price at which Common Stock of OpTel is first sold to the public in a public offering (an "IPO"), provided that the product of such per share price and the number of shares of Common Stock of OpTel outstanding, on a fully diluted basis (excluding shares sold in the IPO, shares issuable upon exercise of the 225,000 warrants each to purchase one share of Class A Common Stock of

OpTel which warrants were issued pursuant to a Warrant Agreement dated as of
February   , 1997 and shares issuable upon conversion of this Note or any
Convertible Securities (the "Excludable Shares")), equals or exceeds $225 million, or (ii) if no such IPO has taken place, a per share price equal to the quotient of $225 million divided by the number of shares of OpTel Common Stock outstanding on that date, on a fully diluted basis (excluding Excludable Shares).

     (c) The Conversion Price shall be subject to appropriate decrease or increase, as the case may be, if OpTel shall at any time after the date of issuance of this Note:

          (i) declare with respect to OpTel Shares any dividend or distribution payable in shares of Common Stock of OpTel or in securities directly or indirectly convertible into or exchangeable for shares of OpTel Common Stock (but only upon the issuance of shares of OpTel Common Stock following the conversion or exchange of such securities), or

          (ii) subdivide or combine outstanding shares of OpTel Common Stock.

     (d) In case of any reclassification, change or exchange of outstanding shares of OpTel Common Stock (except for a change as a result of a subdivision or combination of such shares), or in case of any consolidation of OpTel with, or merger of OpTel into, another corporation (except for a merger or a consolidation in which OpTel is the continuing corporation and which does not result in any reclassification, change or exchange of outstanding shares of OpTel Common Stock other than a change as a result of a subdivision or combination of such shares), or in case of any transfer to another corporation of the assets of OpTel as an entirety or substantially as an entirety, or if OpTel shall declare a dividend or distribution (except in shares of OpTel Common Stock or in securities directly or indirectly convertible into or exchangeable for shares of OpTel Common Stock) upon the shares of OpTel Common Stock payable otherwise than in cash out of earned surplus, this Note shall thereafter be convertible pursuant to this Section 6 into the kind and amount of shares and other securities and property that the Lender would have owned or would have been entitled to receive immediately after such reclassification, change, exchange, consolidation, merger, transfer, dividend or distribution, had this Note been converted immediately prior to the effective date of such reclassification, change, exchange, consolidation, merger or transfer or immediately prior to the date for the determination of security holders of record entitled to receive such dividend or distribution.

     (e) At the option of the Lender, to avoid the issuance of any fractional shares upon any conversion, adjustment therefor may be made in cash in an amount equal to the same fraction of the Conversion Price in effect on the date of such conversion.

     (f) No adjustment will be made upon conversion of this Note in respect of dividends or distributions previously paid or declared (the date for the determination of security holders of record entitled to receive such dividends or distributions having passed) on the shares of OpTel Common Stock previously outstanding, except as otherwise provided in Section 7(d).

     (g) Whenever the number of OpTel Shares or other securities or assets deliverable upon conversion of this Note shall be adjusted as provided in this
Section 6, OpTel shall forthwith obtain and file with its corporate records a certificate or letter from the firm of independent public accountants then retained by OpTel setting forth the adjusted number of OpTel Shares or other securities or assets deliverable upon conversion of this Note, and a copy of such certificate or letter shall be mailed to the holder hereof. Any such certificate or letter shall be conclusive evidence as to the correctness of the adjustment or adjustments referred to therein and shall be available at the principal office of OpTel for inspection by the holder of this Note on any day during normal business hours.

     7. To exercise the conversion privilege described in Section 6(a) at any time when such privilege is exercisable in accordance with the terms of this Note (including, without limitation, whether prior to or after the occurrence of any event referred to in Section 9), the Lender shall surrender this Note, with the attached form of Conversion Notice duly completed, to OpTel at the principal office of OpTel or at such other place as OpTel may designate. As promptly as practicable after surrender of this Note as aforesaid but in no event later than three business days thereafter, OpTel shall issue and deliver to the Lender a certificate or certificates for the number of OpTel Shares and/or other securities issuable or deliverable upon the conversion of this Note in accordance herewith and cash in respect of any fraction of an OpTel Share for which the Lender has elected to receive cash. Such conversion shall be deemed to have been effected at the time when such notice shall have been received by OpTel and this Note shall have been surrendered as aforesaid, and the person in whose name any certificate for OpTel Shares or other securities shall be issuable upon such conversion shall be deemed to have become on such date the holder of record of the shares or other securities represented thereby, subject to the provisions of Section 9.

     8. OpTel covenants and agrees that it will at all times reserve and keep available such number of its duly authorized and unissued OpTel Shares and other shares of its Common Stock as shall from time to time be sufficient to effect the conversion of this Note and the exercise or conversion of all other outstanding securities exercisable or convertible with respect to shares of OpTel's Common Stock and that, if at any time the number of authorized but unissued OpTel Shares and other shares of OpTel's Common Stock shall not be sufficient to effect the conversion of this Note and the exercise or conversion of all other outstanding securities exercisable or convertible with respect to shares of OpTel's Common Stock or at the Conversion Price then in effect, OpTel will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued OpTel Shares and other shares of its Common Stock to such number as shall be sufficient for such purpose.

     9. If, at any time prior to the payment of this Note upon maturity or any date fixed for redemption, any of the following events shall occur:

          (a) OpTel shall declare any dividend or other distribution upon the shares of its Common Stock payable otherwise than in cash out of earned surplus; or

          (b) OpTel shall offer to the holders of shares of its Common Stock any additional shares of OpTel or options or warrants therefor or securities convertible into shares of OpTel or any right to subscribe therefor; or

          (c) a recapitalization, reclassification, consolidation, merger, transfer of assets, dissolution, liquidation, winding-up of OpTel or other similar action of OpTel requiring approval by its stockholders shall be proposed, then in any one or more of such events, OpTel shall give to the Lender, in accordance with Section 14, not less than 20 days prior notice of the date on which:

          (i) the books of OpTel shall be closed or a record taken for determination of the stockholders entitled to such dividend, distribution or subscription rights, or

          (ii) the books of OpTel shall be closed or a record taken for determination of the stockholders entitled to vote on such proposed recapitalization, reclassification, consolidation, merger, transfer of assets, dissolution, liquidation, winding-up or other similar action.

Failure to give such notice or any defect therein shall not affect the validity of any action taken.

     10. (a) In the case of any Event of Default (as hereinafter defined), the Lender may, by notice to OpTel specifying such Event of Default, declare the principal of and any accrued interest on this Note to be immediately due and payable and thereupon, this Note including both principal and interest, shall become immediately due and payable. This provision is subject to the condition that if, at any time after this Note has been declared due and payable and before any judgment or decree for the payment of the moneys due shall have been obtained or entered, OpTel shall pay all matured installments of interest then due and all payments on account of principal then due (other than by reason of such declaration), then such declaration and its consequences shall be rescinded and annulled, but no such rescission or annulment shall extend to or affect any subsequent default or impair or exhaust any right or power consequent thereon.

     (b) Notice of any Event of Default shall be given by OpTel to the Lender within five business days after OpTel shall become aware of its existence.

     (c) For purposes of this Note any one or more of the following shall constitute an "Event of Default":

          (i) Default in the payment of the principal of this Note when the same shall mature or become due and payable, either by the terms hereof or otherwise; or

          (ii) Default in the payment of any interest on this Note for more than 15 days after the same has become due and payable; or

          (iii) Acceleration, by reason of default, of the maturity of a material amount (but in no event less than $200,000) of outstanding indebtedness for money borrowed of OpTel; or

          (iv) Any judgment, writ or warrant of attachment or of any similar process in an amount material to OpTel (but in no event less than $200,000) is entered or filed against OpTel or against the property or assets of OpTel and remains unpaid, unvacated, unhanded and unstayed for a period of 60 days.

     11. Nothing in this Note shall affect or impair the right, which is absolute and unconditional, of the Lender to receive payment of or to institute suit to enforce this Note at and after the maturity hereof (including maturity by redemption, declaration pursuant to this Note or otherwise) or the obligation of OpTel, which is also absolute and unconditional, to pay the principal of and interest on this Note to the Lender at the time and place expressed herein.

     12. In any case where the date of maturity of interest on, or principal of, this Note shall be a Sunday or a legal holiday in the State of New York or a day on which banking institutions doing business in the State of New York are authorized by law to close, then payment of such interest may be made on the next succeeding business day with the same force and effect as if made on the nominal date of maturity (and no interest shall accrue for the period after such nominal date).

     13. The agreements, undertakings, representations and warranties contained in this Note shall remain operative and in full force and effect and, subject to payment in full of all principal and interest due hereon, and shall survive the surrender and/or delivery of this Note to OpTel for cancellation or otherwise in connection with the redemption or other transfer hereof.

     14. Except as herein otherwise expressly provided, all notices, requests, demands, consents and other communications required or permitted under this Note shall be in writing and shall be considered to have been duly given when (i) delivered by hand, (ii) sent by telecopier (with receipt confirmed), provided that a copy is mailed (on the same date) by certified or registered mail, return receipt requested, postage prepaid, or (iii) received by the addressee, if sent by Express Mail, Federal Express or other reputable express delivery service (receipt requested), or by first class certified or registered mail, return receipt requested, postage prepaid, in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a person whose address is herein specified may from time to time designate as to itself by notice similarly given to the other such designees in accordance herewith). A notice of change of address shall not be deemed given until received by the addressee. Notices shall be addressed:

          (i) if to the Lender:

          VPC Corporation
          1114 Avenue of the Americas
          46th Floor
          New York, New York 10036-7798
          Attn: Secretary
          Telecopier: 514-985-8834
 copy to: Kronish, Lieb, Weiner & Hellman LLP
          1114 Avenue of the Americas
          New York, New York 10036-7798
          Attn: Russell S. Berman, Esq.
          Telecopier: 212-479-6275

      (2) to OpTel at:

          OpTel, Inc.
          1111 West Mockingbird Lane
          Suite 1130
          Dallas, TX 75247
          Attn: General Counsel
          Telecopier: 214-634-3800

 copy to:
          Vanguard Communications, L.P.
          c/o Pacific Capital Group, Inc.
          150 El Camino Drive
          Suite 204
          Beverly Hills, California 90212

     15. This Note shall be governed by and construed in accordance with the laws of the State of New York (without regard to the conflict of laws principles thereof).

     16. All the covenants, stipulations, promises and agreements contained in this Note by or on behalf of OpTel shall bind its successors and assigns, whether or not so expressed.

                                        OPTEL, INC.


                                        By: ___________________________________
                                        Name:  ________________________________
                                        Title: ________________________________

                              NOTICE OF CONVERSION

To be executed by the owner of the attached Note if such owner desires to convert the attached Note pursuant to Section 6(a):

The undersigned owner of the attached Note hereby

     [ ] irrevocably exercises the option to convert such Note into shares of Class B Common Stock of OPTEL, INC. ("OpTel Shares") in accordance with the terms of such Note,

     [ ] elects to receive payment in cash for any fractional share issuable upon such conversion,

and directs that the OpTel Shares issuable and deliverable upon such conversion, together with any check in payment for any fractional share as to which an election to receive cash is made above, be delivered to the undersigned.

                                        VPC CORPORATION

Dated:

                                        By: ___________________________________
                                        Name:  ________________________________
                                        Title: ________________________________

                        LOANS AND PAYMENTS OF PRINCIPAL

                                      Amount
            Loan       Amount of      of Loan         Principal        Notation
 Date        No.         Loan          Paid            Balance         Made By
 ----        ---         ----          ----            -------         -------

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                                      -11-

                                                                   EXHIBIT [B-l]

                      SUBORDINATION PROVISIONS FOR DEEPLY
                         SUBORDINATED SHAREHOLDER LOANS

     1. Terms defined in the Indenture dated as of [         ], 1997 (the
"Indenture") between Optel, Inc., a company incorporated under the laws of
Delaware, as issuer (the "Company"), and [      ], as trustee (the "Trustee"),
and used herein and not otherwise defined herein have the meanings attributed to such terms in the Indenture. As used herein, the term "Relevant Obligor." means the Obligor creating, incurring, assuming or suffering to exist the Indebtedness evidenced by this agreement or instrument ("Intercompany Debt"). The term "Obligor" means any of the Company and any Restricted Subsidiary.

     2. The indebtedness represented by this Intercompany Debt shall be subordinated as follows:

     2.1 Definition of Senior Indebtedness. "Senior Indebtedness" means, at any date, all Indebtedness and other obligations under the Securities and the Indenture (including, without limitation, principal, interest, premium, fees, penalties, indemnities and "post-petition interest" in bankruptcy).

     2.2 Agreement to Subordinate. The Relevant Obligor, for itself and its successors and assigns, and the holder of this Intercompany Debt (in such capacity, the "Holder") agree that the indebtedness evidenced by this Intercompany Debt (including, without limitation, principal, interest, premium, fees, penalties, indemnities and "post-petition interest" in bankruptcy) is subordinate and junior in right of payment, to the extent and in the manner provided in this Section 2, to the indefeasible prior payment in United States Dollars in full of Senior Indebtedness or due provision therefor. The provision of this Section 2 are for the benefit of the holders from time to time of Senior Indebtedness, and the Trustee on behalf of such holders, and the Trustee and such holders, are hereby made obligees hereunder to the same extent as if their names were written herein as such, and they (collectively or singly) may proceed to enforce such provisions.

     2.3 Liquidation; Dissolution; Bankruptcy. (a) Upon any distribution of assets of the Relevant Obligor to creditors or upon a liquidation or dissolution or winding-up of the Relevant Obligor or in a bankruptcy, arrangement with creditors, liquidation, reorganization, insolvency, receivership or similar case or proceeding relating to the Relevant Obligor or its property or other marshalling of property or assets of the Relevant Obligor:

          (i) the holders of Senior Indebtedness shall be entitled to receive payment in full of all Senior Indebtedness before the Holder shall be entitled to receive any payment of principal of or interest on, or any other amount owing in respect of, this Intercompany Debt;

          (ii) until payment in full of all Senior Indebtedness, any distribution of assets of any kind or character in respect of this Intercompany Debt to which the Holder would be entitled but for this
     Section 2 shall be paid by the Relevant Obligor or by any receiver, trustee in bank ruptcy, liquidating trustee, assignee, agent or other Person making such payment or distribution to the holders of Senior Indebtedness, as their interests may appear; and

          (iii) in the event that, notwithstanding the foregoing, any payment or distribution of any kind or character in respect of this Intercompany Debt, whether in cash, property or securities, shall be received by the Holder from the Relevant Obligor or from any other source in respect of this Intercompany Debt or set-off against liabilities of the Holder to the Relevant Obligor before all Senior Indebtedness is paid in full, such payment or distribution shall be held in trust for the benefit of and shall, at the Holder's expense, be paid over to the holders of Senior Indebtedness, as their interests may appear, for application to the payment of all Senior Indebtedness until all Senior Indebtedness shall have been paid in full after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness in respect of such Senior Indebtedness.

     For purposes of this Section 2, "payment in full" or "paid in full", with respect to Senior Indebtedness, means the receipt on an irrevocable basis of United States Dollars in an amount equal to the unpaid principal amount of the Senior Indebtedness and premium, if any, and interest thereon to the date of such payment, together with all other amounts owing with respect to such Senior Indebtedness.

     (b) If the Holder does not file proper claims or proofs of claim in the form required in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Relevant Obligor or its property prior to 45 days before the expiration of the time to file such claims, then (i) upon the request of the Trustee, the Holder shall file such claims and proofs of claim in respect of this Intercompany Debt and execute and deliver such powers of attorney, assignments and proofs of claim as may be directed by the Trustee to enable it to enforce any and all claims upon or in respect of this Intercompany Debt and to collect and receive any and all payments or distributions which may be payable or deliverable at any time upon or in respect of this Intercompany Debt, and (ii) whether or not the Trustee shall take action described in clause
(i) above, the Trustee shall nevertheless be deemed to have such powers of attorney as may be necessary to file appropriate claims and proofs of claim and otherwise exercise the powers described above.

     (c) It is hereby agreed that any provision hereof pursuant to which one party holds assets in trust for the benefit of the other party is not intended to (and shall not) constitute, create or give rise to a security interest of any kind in respect of such assets.

     (d) If for any reason a trust in favor of, or a holding of property for, the holders of Senior Indebtedness or the Trustee is invalid or unenforceable, the Holder will pay and deliver to the holders of Senior Indebtedness or the Trustee (as the case may be) for application in accordance with Section 2.3(a)(iii) above an amount equal to the payment, receipt or recovery in cash or in kind which it would otherwise have been bound to hold in trust for or as property of the holders of Senior Indebtedness or the Trustee (as the case may be).

     2.4 Senior Indebtedness. (a) The Relevant Obligor shall not pay any principal, interest or premium on, or any other amount in respect of, this Intercompany Debt, acquire this Intercompany Debt for cash or property (other than capital stock of the Relevant Obligor) or make any loans, advances or extensions of credit to the Holder with respect to this Intercompany Debt, or pay or acquire any obligation or liability upon which the Holder is the obligor, and the Holder shall not ask for, demand, accept, sue for, claim, prove for or receive howsoever any payment of any principal, interest or premium on, or any other amount in respect of, this Intercompany Debt or any such cash, property (other than common stock of the Rele-vent Obligor), loans, advances or extensions of credit at any time prior to six months after all Senior Indebtedness has been paid in full.

     (b) If, notwithstanding the foregoing, any payment of any kind or character, whether in cash, property or otherwise, shall be received by the Holder from the Relevant Obligor or from any other source or set-off against liabilities of the Holder to the Relevant Obligor in respect of this Intercompany Debt before all Senior Indebtedness is paid in full, such payment shall be held in trust in accordance with Section 2.3(a)(iii).

     2.5 Subordination May Not Be Impaired. (a) No right of any holder of Senior Indebtedness to enforce the subordination of indebtedness evidenced by this Intercompany Debt shall in any way be prejudiced or impaired or in any way affect by any act or failure to act by the Relevant Obligor or by any act or omission in good faith by any such holder or the Trustee, or by any non-compliance by the Relevant Obligor with the terms, provisions or covenants herein, regardless of any knowledge thereof which any such holder or the Trustee may have or be otherwise charged with, or by any other act, omission, matter or thing which, but for this Section 2.5, would prejudice, impair, reduce, release or otherwise affect the subordination. Neither the subordination of this Intercompany Debt as herein provided nor the rights of the holders of Senior Indebtedness with respect hereto shall be affected by any extension, renewal or modification of the terms of, or the granting of any security in respect of, any Senior Indebtedness or any exercise or non-exercise of any right, power or remedy with respect thereto.

     (b) The Holder agrees that all indebtedness evidenced by this Intercompany Debt will be unsecured by any Lien upon or with respect to any property of the Relevant Obligor or any Obligor, and that the Holder will not permit to subsist any Liens upon its claim in respect of or upon the proceeds of this Intercompany Debt.

     (c) The Holder agrees not to exercise any offset or counterclaim or similar right in respect of the indebtedness evidenced by this Intercompany Debt except to the extent payment of such indebtedness is permitted and will not assign or otherwise dispose of this Intercompany Debt or the indebtedness which it evidences unless the assignee or acquirer, as the case may be, agrees to be bound by the terms of this Section 2.

     (d) The Holder waives any right it might have of first requiring any holder of Senior Indebtedness or the Trustee to proceed against or to enforce any other rights or Lien or claim for payment from any person before claiming the benefit of the subordination therein provided for.

     3. Miscellaneous. (a) This Agreement may not be amended or modified in any respect, nor may any of the terms or provisions hereof be waived, except by an instrument signed by the Relevant Obligor, the Holder and the Trustee (with the consent of holders of a majority in aggregate principal amount at maturity of Senior Indebtedness).

     (b) This Agreement shall be binding upon each of the parties hereto and their respective successors and assigns and shall inure to the benefit of the Trustee and each and every holder of Senior Indebtedness and their respective successors and assigns.

     (c) This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

     (d) The Holder and the Relevant Obligor each hereby irrevocably agree that any suits, actions or proceedings arising out of or in connection with this Agreement may be brought in any state or federal court sitting in The City of New York and submit and attorn to the non-exclusive jurisdiction of such courts.

     (e) Any payment made by the Holder to the holders of Senior Indebtedness may be made to the Trustee under the Indenture.